UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 18, 2018
(Date of earliest event reported)

CSAIL 2018-CX11 Commercial Mortgage Trust

(Exact name of issuing entity)

(Central Index Key Number 0001732963)

Column Financial, Inc.

(Central Index Key Number 0001628601)

Natixis Real Estate Capital LLC

(Central Index Key Number 0001542256)

Argentic Real Estate Finance LLC
(Central Index Key Number 0001624053)
Barclays Bank PLC
(Central Index Key Number 0000312070)

BSPRT Finance, LLC

(Central Index Key Number 0001722518)

(Exact name of sponsor as specified in its charter)

Credit Suisse Commercial Mortgage Securities Corp.

(Exact name of registrant as specified in its charter)

(Central Index Key Number 0001654060)

Delaware	333- 207361-08	47-5115713
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

11 Madison Avenue
New York, New York	10010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(212) 325-2000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.          Other Events.

On April 18, 2018 Credit Suisse Commercial Mortgage Securities Corp. (the “Depositor”) caused the issuance of the CSAIL 2018-CX11 Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2018-CX11 (the “Certificates”), pursuant to a Pooling and Servicing Agreement, dated as of April 1, 2018 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among Credit Suisse Commercial Mortgage Securities Corp., as depositor (the “Registrant”), Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-SB, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (the “Public Certificates”), having an aggregate initial principal amount of $826,613,000, were sold to Credit Suisse Securities (USA) LLC (“Credit Suisse”), Barclays Capital Inc. (“Barclays Capital”) and Natixis Securities Americas LLC (“Natixis Securities” and, together with Credit Suisse and Barclays Capital, the “Underwriters”), pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated April 3, 2018 among the Registrant, the Underwriters and Column Financial, Inc. In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached as an exhibit to this report. Additionally, the Chief Executive Officer of the Depositor has provided the certification attached hereto as Exhibit 36.1 and dated as of April 5, 2018.

On April 18, 2018 the Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of $826,613,000. The net proceeds of the offering to the Registrant of the issuance of the certificates, after deducting expenses payable by the Registrant of approximately $5,180,000, were approximately $821,300,000. Of the expenses paid by the Registrant, approximately $750,000 were paid directly to affiliates of the Registrant. Of the expenses paid by the Registrant, approximately $650,000 in the form of fees were paid to the Underwriters, approximately $660,000 were paid to or for the Underwriters and $4,515,000 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Public Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The related registration statement (file no. 333- 207361) was originally declared effective on December 15, 2015.

On April 18, 2018, the Registrant sold the Class X-D, Class D, Class E-RR, Class F-RR, Class G-RR, Class NR-RR and Class R Certificates (collectively, the “Private Certificates”), having an aggregate initial principal amount of $126,255,784, to Credit Suisse, Barclays Capital and Natixis Securities (collectively, in such capacity, the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated April 3, 2018, among the Depositor, Colum Financial, Inc. and the Initial Purchasers. The Private Certificates were sold in transactions exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated April 5, 2018 and filed with the Securities and Exchange Commission on April 18, 2018. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of the date of the Prospectus.

Each of several Mortgage Loans that are among the assets of the Issuing Entity are part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the affected Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Intercreditor Agreement (as defined in the Pooling and Servicing Agreement)	Intercreditor Agreement	Non-Serviced PSA (if any)
GNL Portfolio	4.7	4.2
Hilton Clearwater Beach Resort & Spa	4.8	N/A
One State Street	4.9	4.3
The SoCal Portfolio	4.10	4.4
Throggs Neck Shopping Center	4.11	N/A
Soho House Chicago	4.12	N/A
Melbourne Hotel Portfolio	4.13	(1)
Moffett Towers II – Building 2	4.14	4.5
Lehigh Valley Mall	4.15	4.6
Yorkshire & Lexington Towers	4.16	4.2
Yorkshire & Lexington Towers (Supplemental Intercreditor)	4.17	4.2
600 Vine	4.18	4.2
111 West Jackson	4.19	N/A
Garden Multifamily Portfolio	4.20	4.2
(1)	The subject Whole Loan will be serviced under the Pooling and Servicing Agreement until the securitization of the applicable controlling pari passu companion loan, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.

The Certificates represent, in the aggregate, the entire beneficial ownership in CSAIL 2018-CX11 Commercial Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of mortgage loans (the “Mortgage Loans”) secured by first liens on commercial or multifamily properties. The Mortgage Loans were acquired by the Registrant (i) from Column Financial, Inc. (“Column”) pursuant to a Mortgage Loan Purchase Agreement, dated as of April 3, 2018 and as to which an executed version is attached hereto as Exhibit 99.1, between the Registrant and Column, (ii) from Natixis Real Estate Capital LLC (“NREC”) pursuant to a Mortgage Loan Purchase Agreement, dated as of April 3, 2018 and as to which an executed version is attached hereto as Exhibit 99.2, between the Registrant and NREC, (iii) from Argentic Real Estate Finance LLC (“AREF”) pursuant to a Mortgage Loan Purchase Agreement dated as of April 3, 2018 as to which an executed version is attached hereto as Exhibit 99.3, (iv) from Barclays Bank PLC (“Barclays”) pursuant to a Mortgage Loan Purchase Agreement dated as of April 3, 2018 as to which an executed version is attached hereto as Exhibit 99.4,

(iii) from BSPRT Finance, LLC (“BSPRT”) pursuant to a Mortgage Loan Purchase Agreement, dated as of April 3, 2018 and as to which an executed version is attached hereto as Exhibit 99.5, among the Registrant, BSPRT and Benefit Street Partners Realty Trust, Inc.

The funds used by the Registrant to pay the purchase price for the Mortgage Loans were derived in part from the proceeds from the sale of Certificates by the Registrant to the Underwriters, pursuant to the Underwriting Agreement, and the Initial Purchasers, pursuant to the Certificate Purchase Agreement.

Credit Risk Retention

Argentic Real Estate Finance LLC, in its capacity as “retaining sponsor” (in such capacity, the “Retaining Sponsor”), is satisfying its credit risk retention obligation under Regulation RR, 17 C.F.R. Part 246 (the “Risk Retention Rule”) in connection with the securitization of the Mortgage Loans referred to above by the purchase and retention of the Class E-RR, Class F-RR, Class G-RR and Class NR-RR Certificates (collectively, the “HRR Certificates”) by Argentic Securities Holdings Cayman Limited, its “majority owned affiliate” (as defined in the Risk Retention Rule).

The HRR Certificates constitute an “eligible horizontal residual interest” (as defined in the Risk Retention Rule). The aggregate fair value of the HRR Certificates is equal to approximately $49,300,565 (excluding accrued interest), representing approximately 5.07% of the aggregate fair value of all of the Certificates (other than the Class R Certificates). The fair value of the Certificates (other than the Class R Certificates) was determined based on the actual sale prices and finalized tranche sizes of such Certificates.

The fair value of the “eligible horizontal residual interest” (as defined in the Risk Retention Rule) that the Retaining Sponsor is required to retain under the credit risk retention requirements of the Risk Retention Rule is equal to approximately $48,651,874, representing 5% of the aggregate fair value of all of the Certificates (other than the Class R Certificates).

As of the Closing Date, there are no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed in the preliminary prospectus, dated March 22, 2018, under the heading “Credit Risk Retention” prior to the pricing of the Certificates and (b) the methodology or the key inputs and assumptions that were used in calculating the fair value at the time of the Closing Date.

Item 9.01.          Financial Statements and Exhibits.

(d)	Exhibits
Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated April 3, 2018, by and among Credit Suisse Commercial Mortgage Securities Corp., as depositor, Credit Suisse Securities (USA) LLC, Barclays Capital Inc. and Natixis Securities Americas LLC, as underwriters, and Column Financial, Inc.
Exhibit 4.1	Pooling and Servicing Agreement, dated as of April 1, 2018, by and among Credit Suisse Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.2	Pooling and Servicing Agreement, dated as of November 1, 2017, by and among Credit Suisse Commercial Mortgage Securities Corp., as depositor, Keybank National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.3	Trust and Servicing Agreement, dated as of February 27, 2018, by and among Natixis Commercial Mortgage Securities LLC, as depositor, KeyBank National Association, as servicer, Keybank National Association, as special servicer, and Wells Fargo Bank, National Association, as trustee, certificate administrator and custodian.
Exhibit 4.4	Pooling and Servicing Agreement, dated as of March 1, 2018, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee.
Exhibit 4.5	Pooling and Servicing Agreement, dated as of March 1, 2018, by and among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.6	Pooling and Servicing Agreement, dated as of January 1, 2018, by and among Deutsche Mortgage & Asset Reviewing Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.7	The GNL Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.8	The Hilton Clearwater Beach Resort & Spa Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.9	The One State Street Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.10	The SoCal Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.11	The Throggs Neck Shopping Center Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.12	The Soho House Chicago Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.13	The Melbourne Hotel Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.14	The Moffett Towers II – Building 2 Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.15	The Lehigh Valley Mall Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.16	The Yorkshire & Lexington Towers Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.17	The Yorkshire & Lexington Towers Supplemental Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.18	The 600 Vine Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.19	The 111 West Jackson Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.20	The Garden Multifamily Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated April 18, 2018.
Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated April 18, 2018 (included as part of Exhibit 5).

Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated April 5, 2018, which such certification is dated April 5, 2018.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of April 3, 2018, between Column Financial, Inc., as seller, and Credit Suisse Commercial Mortgage Securities Corp., as purchaser.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of April 3, 2018 between Natixis Real Estate Capital LLC, as seller, and Credit Suisse Commercial Mortgage Securities Corp., as purchaser.
Exhibit 99.3	Mortgage Loan Purchase Agreement, dated as of April 3, 2018, between Argentic Real Estate Finance LLC, as seller, Credit Suisse Commercial Mortgage Securities Corp., as purchaser.
Exhibit 99.4	Mortgage Loan Purchase Agreement, dated as of April 3, 2018, between Barclays Bank PLC, as seller, Credit Suisse Commercial Mortgage Securities Corp., as purchaser.
Exhibit 99.5	Mortgage Loan Purchase Agreement, dated as of April 3, 2018, among BSPRT Finance, LLC, as seller, Credit Suisse Commercial Mortgage Securities Corp., as purchaser, and Benefit Street Partners Realty Trust, Inc.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 18, 2018	CREDIT SUISSE COMMERCIAL MORTGAGE SECURITIES CORP.

	By:	/s/ Charles Y. Lee
Name: Charles Y. Lee
Title: President and Chief Executive Officer

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1.1	Underwriting Agreement, dated April 3, 2018, by and among Credit Suisse Commercial Mortgage Securities Corp., as depositor, Credit Suisse Securities (USA) LLC, Barclays Capital Inc. and Natixis Securities Americas LLC, as underwriters, and Column Financial, Inc.	(E)
4.1	Pooling and Servicing Agreement, dated as of April 1, 2018, by and among Credit Suisse Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)
4.2	Pooling and Servicing Agreement, dated as of November 1, 2017, by and among Credit Suisse Commercial Mortgage Securities Corp., as depositor, Keybank National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)
4.3	Trust and Servicing Agreement, dated as of February 27, 2018, by and among Natixis Commercial Mortgage Securities LLC, as depositor, KeyBank National Association, as servicer, Keybank National Association, as special servicer, and Wells Fargo Bank, National Association, as trustee, certificate administrator and custodian.	(E)
4.4	Pooling and Servicing Agreement, dated as of March 1, 2018, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee.	(E)

4.5	Pooling and Servicing Agreement, dated as of March 1, 2018, by and among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)
4.6	Pooling and Servicing Agreement, dated as of January 1, 2018, by and among Deutsche Mortgage & Asset Reviewing Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)
4.7	The GNL Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.8	The Hilton Clearwater Beach Resort & Spa Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.9	The One State Street Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.10	The SoCal Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.11	The Throggs Neck Shopping Center Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.12	The Soho House Chicago Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.13	The Melbourne Hotel Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.14	The Moffett Towers II – Building 2 Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.15	The Lehigh Valley Mall Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.16	The Yorkshire & Lexington Towers Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)

4.17	The Yorkshire & Lexington Towers Supplemental Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.18	The 600 Vine Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.19	The 111 West Jackson Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.20	The Garden Multifamily Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated April 18, 2018.	(E)
8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated April 18, 2018 (included as part of Exhibit 5).	(E)
23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).	(E)
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated April 5, 2018, which such certification is dated April 5, 2018.	(E)
99.1	Mortgage Loan Purchase Agreement, dated as of April 3, 2018, between Column Financial, Inc., as seller, and Credit Suisse Commercial Mortgage Securities Corp., as purchaser.	(E)
99.2	Mortgage Loan Purchase Agreement, dated as of April 3, 2018 between Natixis Real Estate Capital LLC, as seller, and Credit Suisse Commercial Mortgage Securities Corp., as purchaser.	(E)
99.3	Mortgage Loan Purchase Agreement, dated as of April 3, 2018, between Argentic Real Estate Finance LLC, as seller, Credit Suisse Commercial Mortgage Securities Corp., as purchaser.	(E)
99.4	Mortgage Loan Purchase Agreement, dated as of April 3, 2018, between Barclays Bank PLC, as seller, Credit Suisse Commercial Mortgage Securities Corp., as purchaser.	(E)
99.5	Mortgage Loan Purchase Agreement, dated as of April 3, 2018, among BSPRT Finance, LLC, as seller, Credit Suisse Commercial Mortgage Securities Corp., as purchaser, and Benefit Street Partners Realty Trust, Inc.	(E)